SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 12, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


      DELAWARE                        333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                          Identification Number)

          1155 Battery Street
       San Francisco, California                                  94111
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 12, 2002, Standard & Poor's ("S&P") issued a press release regarding its decision to lower our long-term corporate credit rating to "BB-" from "BB" and our bank loan rating to "BB" from "BB+." S&P affirmed its "BB-" rating of our senior unsecured debt and upgraded our outlook from negative to stable. This action by S&P does not trigger any obligations or other provisions under our financing agreements or our other contractual relationships.

Attached hereto as Exhibit 99 is a copy of S&P's press release dated November 12, 2002 titled "S&P Lowers Levi Strauss Ratings; Outlook Stable."

ITEM 7.  EXHIBIT.

99        Press Release dated November 12, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2002

                                      LEVI STRAUSS & CO.


                                      By   /s/ Gary W. Grellman
                                           --------------------
                                           Gary W. Grellman
                                           Title:  Vice President and Controller

                                  EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

    99             Press Release dated November 12, 2002

                                                                      Exhibit 99



S&P Lowers Levi Strauss Ratings; Outlook Stable
-----------------------------------------------

         NEW YORK (Standard & Poor's CreditWire) Nov. 12, 2002 -- Standard & Poor's said today that it lowered its long-term corporate credit rating on jeans wear manufacturer Levi Strauss & Co. to 'BB-' from 'BB.' At the same time, the
                    ------------
company's bank loan rating was lowered to 'BB' from 'BB+.'

         In addition, Standard & Poor's affirmed its 'BB-' senior unsecured debt rating on Levi Strauss. The company's senior unsecured debt rating is now the
          ------------
same as its corporate credit rating, reflecting its position within the capital structure.

         Levi Strauss, based in San Francisco, Calif., had about  $1.96  billion
         ------------
of total debt outstanding as of Aug. 25, 2002. The outlook is stable.

         The downgrade reflects Standard & Poor's expectation that credit measures, already weak for the previous rating, will not improve significantly in the near term.

         "Levi Strauss recently announced entry into the mass market,  a  factor
          ------------
that Standard & Poor's views as positive in the long term," said Standard & Poor's credit analyst Susan Ding. "However, there is significant execution risk associated with logistics, production, and delivery response to serve the mass channel."

         The effect on the brand franchise given the new value-channel positioning and existing retailers' reaction will also be a concern as the mass market program is rolled out. Levi Strauss plans to ship the new signature brand
                              ------------
in June 2003, in time for the key back-to-school season.

         The ratings reflect Levi Strauss' leveraged financial profile  and  its
                             ------------
participation in the highly competitive denim and casual pants industry. The ratings also reflect the inherent fashion risk in the apparel industry.
Nevertheless, the company's well-recognized brand names in jeans and other apparel, its new customer-focused strategy, and its satisfactory operating cash flow generation somewhat mitigate these factors.

         New competitors, which have more effectively met consumer preferences during the past few years for both designer and private-label jeans wear, have challenged Levi Strauss' market position. Competition in the pants segments
            ------------
continues to be intense with VF Corp.'s Lee and Wrangler brands, as well as many
                             --------
other designer brands. Most participants experienced weakness in 2001 and 2002 as a result of dampened consumer spending. However, Levi Strauss still holds the
                                                    ------------
No. 2 market share in the U.S. for jeans, a position due to its core Levi's brand.


Complete ratings information is available to subscribers of RatingsDirect, Standard & Poor's Web-based credit analysis system, at www.ratingsdirect.com. All ratings affected by this rating action can be found on Standard & Poor's public Web site at www2.standardandpoors.com; under Fixed Income in the left navigation bar, select Credit Ratings Actions.

Contact:  Susan Ding, New York (1) 212-438-1332

CUSIP:  527364  52736R  52736J  52736K  52736N

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